UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 12, 2016
COUNTERPATH CORPORATION
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
000-35592
(Commission File Number)
20-0004161
(IRS Employer Identification No.)
300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)
604.320.3344
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 12, 2016, we held our annual meeting of stockholders.  The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Election of Directors
At the Meeting, the Shareholders voted on the election of the directors with the following votes:

	For	Against	Withheld/Abstain	Non-Votes
Chris Cooper	2,149,270	6,325	7,108	592,518

Donovan Jones	2,142,078	10,910	9,715	592,518

Bruce Joyce	2,149,300	6,295	7,108	592,518

Owen Matthews	2,130,606	6,295	25,802	592,518

Terence Matthews	2,149,175	6,295	7,233	592,518

Larry Timlick	2,149,286	6,299	7,118	592,518
As a result, Chris Cooper, Donovan Jones, Bruce Joyce, Owen Matthews, Terence Matthews and Larry Timlick were elected as directors of the Company for a one-year term expiring on the day of the 2017 meeting of Shareholders.
Appointment of BDO Canada LLP, Chartered Accountants
At the Meeting, the Shareholders ratified the selection of BDO Canada LLP, Chartered Accountants, as auditors of the Company with the following votes:
For	Against	Withheld/Abstain	Non-Votes
2,749,534	2,263	3,424	0
Increase in the number of shares issuable under the Amended 2010 Stock Option Plan
At the Meeting, the disinterested Shareholders approved an increase in the number of shares issuable under the Company’s Amended 2010 Stock Option Plan by 200,000 shares with the following votes:
For	Against	Withheld/Abstain	Non-Votes
1,951,907*	719,281	15	3
*Excluded 84,015 shares owned and voted by insiders of the Company who may benefit directly or indirectly from the amendment.

Decrease in the exercise price of outstanding stock options under the Amended 2010 Stock Option Plan
At the Meeting, the disinterested Shareholders approved a decrease of the exercise price of outstanding stock options under the Company’s Amended 2010 Stock Option Plan with the following votes:
For	Against	Withheld/Abstain	Non-Votes
1,754,713*	323,888	87	592,518
*Excluded 84,015 shares owned and voted by insiders of the Company who may benefit directly or indirectly from the amendment.
Increase in the number of shares issuable under Deferred Share Unit Plan
At the Meeting, the disinterested Shareholders approved an increase in the number of shares issuable under the Company’s Deferred Share Unit Plan by 100,000 shares with the following votes:
For	Against	Withheld/Abstain	Non-Votes
792,276*	19,322	39	592,518
*Excludes 1,351,066 shares owned and voted by insiders of the Company who may benefit directly or indirectly from the amendment.
Non-binding Resolution to Approve Compensation of the Executive Officers
At the Meeting, the Shareholders approved a non-binding resolution approving the compensation of the Company’s named executive officers with the following votes:
For	Against	Withheld/Abstain	Non-Votes
2,144,494	18,174	35	592,518

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COUNTERPATH CORPORATION

By:  /s/ David Karp
David Karp
Chief Financial Officer
Dated:  September 15, 2016

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